Exhibit 99.2
Reynolds American Inc.
Supplemental Condensed Consolidating Financial Statements (Unaudited)
     On May 31, 2006, Reynolds American Inc., referred to as RAI, completed a private offering of $1.650 billion guaranteed, secured notes in connection with the funding of its acquisition on the same date of a group of companies collectively referred to as the Conwood companies. On June 20, 2006, RAI issued in a private offering $1.289 billion of its guaranteed, secured notes in exchange for notes previously issued by R.J. Reynolds Tobacco Holdings, Inc., referred to as RJR. Separate financial statements and other disclosures have not been presented concerning the guarantors of RAI’s $2.939 billion secured notes, because such information is materially included in the condensed consolidated financial statements (unaudited) contained in RAI’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed with the SEC on August 4, 2006, and is not believed to be material to holders of such notes. RAI’s direct, wholly owned subsidiaries and certain of its indirectly owned subsidiaries have fully and unconditionally guaranteed these notes. Because the guarantees are full and unconditional and joint and several, the following condensed consolidating financial statements include: the accounts and activities of RAI, the parent issuer; RJR, R. J. Reynolds Tobacco Company, referred to as RJR Tobacco, Conwood Holdings, Inc. and the Conwood companies, Santa Fe Natural Tobacco Company, Inc., Lane, Limited, R. J. Reynolds Global Products, Inc., RJR Acquisition Corp. and certain of RJR Tobacco’s other subsidiaries, the guarantors; other indirect subsidiaries of RAI which are not guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income (Unaudited)
(Dollars in Millions)

	Parent		Non-
	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
For the Three Months Ended June 30, 2006
Net sales	$—	$2,165	$21	$(16)	$2,170
Net sales, related party	—	121	—	—	121
Cost of products sold	—	1,285	7	(16)	1,276
Selling, general and administrative expenses	8	375	9	—	392
Amortization expense	—	7	—	—	7

Operating income (loss)	(8)	619	5	—	616
Interest and debt expense	22	30	—	—	52
Interest income	(1)	(22)	—	—	(23)
Intercompany interest (income) expense	(15)	15	—	—	—
Intercompany dividend income	—	(10)	—	10	—
Other (income) expense, net	3	(2)	(4)	—	(3)

Income (loss) before income taxes	(17)	608	9	(10)	590
Provision for (benefit from) income taxes	(5)	227	1	—	223
Equity income from subsidiaries	388	8	—	(396)	—

Income before extraordinary item	376	389	8	(406)	367
Extraordinary item-gain on acquisition	—	9	—	—	9

Net income	$376	$398	$8	$(406)	$376

For the Three Months Ended June 30, 2005
Net sales	$—	$1,987	$21	$(17)	$1,991
Net sales, related party	—	112	—	—	112
Cost of products sold	—	1,252	6	(17)	1,241
Selling, general and administrative expenses	8	397	7	—	412
Loss on sale of assets	—	25	—	—	25
Amortization expense	—	9	—	—	9
Restructuring and asset impairment charges	—	(1)	—	—	(1)

Operating income (loss)	(8)	417	8	—	417
Interest and debt expense	—	26	—	—	26
Interest income	—	(13)	—	—	(13)
Intercompany interest (income) expense	6	(7)	1	—	—
Intercompany dividend income	—	(39)	—	39	—
Other (income) expense, net	—	8	(5)	—	3

Income (loss) before income taxes	(14)	442	12	(39)	401
Provision for (benefit from) income taxes	(10)	159	1	—	150
Equity income from subsidiaries	255	11	—	(266)	—

Net income	$251	$294	$11	$(305)	$251

	Parent		Non-
	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
For the Six Months Ended June 30, 2006
Net sales	$—	$3,974	$44	$(33)	$3,985
Net sales, related party	—	266	—	—	266
Cost of products sold	—	2,460	14	(33)	2,441
Selling, general and administrative expenses	14	703	17	—	734
Amortization expense	—	14	—	—	14

Operating income (loss)	(14)	1,063	13	—	1,062
Interest and debt expense	22	65	—	—	87
Interest income	(1)	(58)	—	—	(59)
Intercompany interest (income) expense	(8)	8	—	—	—
Intercompany dividend income	—	(21)	—	21	—
Other (income) expense, net	3	(1)	(5)	—	(3)

Income (loss) before income taxes	(30)	1,070	18	(21)	1,037
Provision for (benefit from) income taxes	(9)	397	2	—	390
Equity income from subsidiaries	742	16	—	(758)	—

Income before extraordinary item	721	689	16	(779)	647
Extraordinary item-gain on acquisition	—	74	—	—	74

Net income	$721	$763	$16	$(779)	$721

For the Six Months Ended June 30, 2005
Net sales	$—	$3,794	$42	$(33)	$3,803
Net sales, related party	—	257	—	—	257
Cost of products sold	—	2,373	12	(33)	2,352
Selling, general and administrative expenses	14	749	13	—	776
Amortization expense	—	24	—	—	24
Loss on sale of assets	—	25	—	—	25
Restructuring and asset impairment charges	—	(1)	—	—	(1)

Operating income (loss)	(14)	881	17	—	884
Interest and debt expense	—	50	—	—	50
Interest income	—	(29)	(1)	—	(30)
Intercompany interest (income) expense	11	(12)	1	—	—
Intercompany dividend income	—	(39)	—	39	—
Other (income) expense, net	—	12	(5)	—	7

Income (loss) before income taxes	(25)	899	22	(39)	857
Provision for (benefit from) income taxes	(12)	334	3	—	325
Equity income from subsidiaries	545	19	—	(564)	—

Net income	$532	$584	$19	$(603)	$532

Condensed Consolidating Statements of Cash Flows (Unaudited)
(Dollars in Millions)

	Parent		Non-
	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
For the Six Months Ended June 30, 2006

Cash flows (used in) from operating activities	$787	$(68)	$16	$(632)	$103

Cash flows from (used in) investing activities:
Purchases of short-term investments	—	(2,966)	—	—	(2,966)
Proceeds from sales of short-term investments	—	3,621	—	—	3,621
Capital expenditures	—	(71)	(2)	—	(73)
Distribution from equity investments	—	—	8	—	8
Intercompany notes receivable	(3,168)	9	—	3,159	—
Net intercompany investments	(381)	381	—	—	—
Business acquisition	—	(3,517)	—	—	(3,517)
Proceeds from sale of business	—	3	—	—	3
Other, net	(2)	5	—	—	3

Net cash flows from (used in) investing activities	(3,551)	(2,535)	6	3,159	(2,921)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(368)	(611)	—	611	(368)
Dividends paid on preferred stock	(21)	—	—	21	—
Proceeds from exercise of stock options	3	—	—	—	3
Tax benefit from exercise of stock options	2	—	—	—	2
Repayments of long-term debt	—	(190)	—	—	(190)
Issuance of long-term debt	1,641	—	—	—	1,641
Principal borrowings under term loan credit facility	1,550	—	—	—	1,550
Deferred debt issuance costs	(48)	—	—	—	(48)
Intercompany notes payable	(9)	3,168	—	(3,159)	—

Net cash flows from (used in) financing activities	2,750	2,367	—	(2,527)	2,590

Net change in cash and cash equivalents	(14)	(236)	22	—	(228)
Cash and cash equivalents at beginning of period	227	1,076	30	—	1,333

Cash and cash equivalents at end of period	$213	$840	$52	$—	$1,105

For the Six Months Ended June 30, 2005

Cash flows from operating activities	$328	$81	$14	$(463)	$(40)

Cash flows from (used in) investing activities:
Purchases of short-term investments	—	(4,947)	—	—	(4,947)
Proceeds from sales of short-term investments	—	4,726	—	—	4,726
Capital expenditures	—	(44)	(1)	—	(45)
Distribution from equity investments	—	—	4	—	4
Intercompany notes receivable	—	8	—	(8)	—
Proceeds from sale of business	—	35	—	—	35
Other, net	—	3	—	—	3

Net cash flows from (used in) investing activities	—	(219)	3	(8)	(224)

Cash flows from (used in) financing activities:
Repurchase of common stock	(3)	—	—	—	(3)
Dividends paid on common stock	(280)	(435)	—	435	(280)
Dividends paid on preferred stock	(28)	—	—	28	—
Issuance of long term debt	—	498	—	—	498
Deferred debt issuance costs	—	(7)	—	—	(7)
Proceeds from exercise of stock options	1	—	—	—	1
Intercompany notes payable	(8)	—	—	8	—

Net cash flows from (used in) financing activities	(318)	56	—	471	209

Net change in cash and cash equivalents	10	(82)	17	—	(55)
Cash and cash equivalents at beginning of period	141	1,290	68	—	1,499

Cash and cash equivalents at end of period	$151	$1,208	$85	$—	$1,444

Condensed Consolidating Balance Sheets (Unaudited)
(Dollars in Millions)

	Parent		Non-
	Issuer	Guarantors	Guarantors	Eliminations	Consolidated
June 30, 2006
Assets
Cash and cash equivalents	$213	$840	$52	$—	$1,105
Short-term investments	—	717	—	—	717
Accounts and notes receivable	1	104	7	—	112
Accounts receivable, related party	—	33	—	—	33
Income tax receivable	—	12	—	—	12
Inventories	—	1,101	18	—	1,119
Deferred income taxes	2	861	1	—	864
Prepaid expenses	13	114	3	(11)	119
Assets held for sale	—	2	—	—	2
Short-term intercompany notes and interest receivable	340	91	7	(438)	—
Other intercompany receivables	—	8	9	(17)	—

Total current assets	569	3,883	97	(466)	4,083
Property, plant and equipment, net	—	1,048	17	—	1,065
Trademarks, net	—	2,182	—	—	2,182
Goodwill	—	9,051	8	—	9,059
Other intangibles, net	2	220	—	—	222
Long-term intercompany notes	4,136	359	—	(4,495)	—
Investment in subsidiaries	7,268	58	—	(7,326)	—
Other assets and deferred charges	85	219	34	(15)	323

Total assets	$12,060	$17,020	$156	$(12,302)	$16,934

Liabilities and shareholders’ equity
Tobacco settlement and related accruals	$—	$1,499	$—	$—	$1,499
Accounts payable and other accrued liabilities	231	1,437	20	(11)	1,677
Due to related party	—	10	—	—	10
Deferred revenue, related party	—	49	—	—	49
Current maturities of long-term debt	251	63	—	—	314
Short-term intercompany notes and interest payable	23	348	67	(438)	—
Other intercompany payables	17	—	—	(17)	—

Total current liabilities	522	3,406	87	(466)	3,549
Intercompany notes	359	4,136	—	(4,495)	—
Long-term debt (less current maturities)	4,226	187	—	—	4,413
Deferred income taxes	—	595	—	(15)	580
Long-term retirement benefits	22	1,204	10	—	1,236
Other noncurrent liabilities	19	224	1	—	244
Shareholders’ equity	6,912	7,268	58	(7,326)	6,912

Total liabilities and shareholders’ equity.	$12,060	$17,020	$156	$(12,302)	$16,934

December 31, 2005
Assets
Cash and cash equivalents	$227	$1,076	$30	$—	$1,333
Short-term investments	—	1,373	—	—	1,373
Accounts and notes receivable	—	95	4	—	99
Accounts receivable, related party	—	67	—	—	67
Income tax receivable	—	159	—	—	159
Inventories	—	1,053	13	—	1,066
Deferred income taxes	3	862	—	—	865
Prepaid expenses	6	95	3	(6)	98
Assets held for sale	—	5	—	—	5
Short-term intercompany notes and interest receivable	—	83	10	(93)	—
Other intercompany receivables	248	—	11	(259)	—

Total current assets	484	4,868	71	(358)	5,065
Property, plant and equipment, net	—	1,037	16	—	1,053

Trademarks, net	—	2,188	—	—	2,188
Goodwill	—	5,664	8	—	5,672
Other intangibles, net	—	226	—	—	226
Long-term intercompany notes	—	367	—	(367)	—
Investment in subsidiaries	6,860	44	—	(6,904)	—
Other assets and deferred charges	20	272	36	(13)	315

Total assets	$7,364	$14,666	$131	$(7,642)	$14,519

Liabilities and shareholders’ equity
Tobacco settlement and related accruals	$—	$2,254	$—	$—	$2,254
Accounts payable and other accrued liabilities	383	1,210	18	(6)	1,605
Due to related party	—	31	—	—	31
Deferred revenue, related party	—	69	—	—	69
Current maturities of long-term debt	—	190	—	—	190
Short-term intercompany notes and interest payable	23	9	61	(93)	—
Other intercompany payables	—	259	—	(259)	—

Total current liabilities	406	4,022	79	(358)	4,149
Intercompany notes	367	—	—	(367)	—
Long-term debt (less current maturities)	—	1,558	—	—	1,558
Deferred income taxes	—	652	—	(13)	639
Long-term retirement benefits	25	1,340	9	—	1,374
Other noncurrent liabilities	13	233	—	—	246
Shareholders’ equity	6,553	6,861	43	(6,904)	6,553

Total liabilities and shareholders’ equity.	$7,364	$14,666	$131	$(7,642)	$14,519